UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) February 04, 2003



                        GLOBAL INDUSTRIAL SERVICES, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Nevada                      000-29983                     98-0203485
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 (State of Organization)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)




  Suite 411-1200 West Pender St., Vancouver, BC                     V6E 2S9
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  (Address of principal executive offices)                        (Postal Code)



                                 (604) 684-2004
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               Registrant's telephone number, including area code



Item 4. Changes In Registrant's Certifying Accountant

The Registrant has engaged the firm of Manning Elliott, Chartered Accountants to serve as the Registrant's new principal independent accountant and to audit its financial statements for the fiscal year ending December 31, 2002. Manning Elliott replaces KPMG LLP as the Registrant's principal auditor.

The resignation of the firm of KPMG LLP, was accepted by the Board of Directors of the Registrant on February 04, 2003. KPMG LLP has provided no services to the Registrant since the quarter ended September 30, 2002.

KPMG LLP's report on the Company's financial statements as at December 31, 2001 and for the year then ended did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG LLP's report on the consolidated financial statements of Global Industrial Services, Inc. as of December 31, 2001 and for the year then ended contained a separate paragraph stating " the Company has suffered recurring losses and


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negative cash flows from operations,  has a working capital deficiency and is in default on certain debt payments that raise doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

In connection with the audit of the consolidated financial statements for the year ended December 31, 2001, and any subsequent interim period preceding such change in accountants, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K), and there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company's two most recent fiscal years, and any subsequent interim period preceding such change in accountants, neither the Company nor anyone on its behalf consulted Manning Elliott regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

The Company has requested that KPMG LLP review the above disclosure and furnish the Company with a letter addressed to the Commission attesting to its agreement with the disclosure or containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.


ITEM 7. Financial Statements and Exhibits

EXHIBITS

The following exhibit is filed as part of this Report in accordance with the provision of Item 601 of Regulation S-B.

  Number          Description
  -----------     ------------------------
  16.1            Letter from KPMG LLP




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  GLOBAL INDUSTRIAL SERVICES, INC.



  By: /s/ Terry Kirby
       -------------------------------
          Terry Kirby, President


Date: April 07, 2004

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